Income taxes	6 Months Ended
Apr. 30, 2026
Text Block [Abstract]
Income taxes
Note 9	Income taxes
Tax examinations and assessments
During the second quarter of 2026, we received proposal letters (the Proposals) from the Canada Revenue Agency (CRA) in respect of the 2021 taxation year, which suggested that Royal Bank of Canada owes additional taxes of approximately
$444
million as the CRA denied the deductibility of certain dividends. This amount represents the maximum additional taxes owing for that year. The Proposals are consistent with the previously received reassessments as described in Note 21 of our audited 2025 Annual Consolidated Financial Statements. It is possible that the CRA will reassess us for significant additional income taxes for subsequent years on the same basis. In all cases, we are confident that our tax filing position was appropriate and intend to defend ourselves vigorously.